UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2004

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008
(Address of Principal Executive Offices)	(Zip Code)

(713) 880-6500
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   OTHER EVENTS.

        The purpose of this Form 8-K is to file as an exhibit our press release announcing the third extension by Enterprise Products Operating L.P. (our “Operating Partnership”) of the Expiration Time of its four cash tender offers to purchase any and all outstanding senior and senior subordinated notes of GulfTerra Energy Partners, L.P. from September 17, 2004 to 5:00 p.m. New York City time on September 24, 2004. A copy of the press release is included as exhibit 99.1 to this Form 8-K.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Enterprise Products Partners L.P. press release dated September 14, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, as general partner

Date: September 14, 2004	By:	/s/ Michael J. Knesek
Michael J. Knesek Vice President, Controller, and Principal Accounting Officer of Enterprise Products GP, LLC